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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-BC5)

                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                                    333-118926                       95-4596514
         --------                                    ----------                       ----------
(State or Other Jurisdiction                         (Commission                    (I.R.S. Employer
of Incorporation)                                    File Number)                  Identification No.)

4500 Park Granada                                                                         91302
-----------------                                                                         -----
Calabasas, California                                                                   (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237




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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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



Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of December 1, 2004, among CWABS, Inc., as depositor, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York as trustee.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     CWABS, INC.


                                                     By:   /s/ Ruben Avilez
                                                           ------------------
                                                     Name:     Ruben Avilez
                                                     Title:    Vice President



Dated: January 10, 2005



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



                                  EXHIBIT INDEX


Exhibit                        Item 601 (a) of              Sequentially                      PAGE
Number                         Regulation S-K               Numbered
                               Exhibit No.                  Description
1                              4                            Pooling and Servicing Agreement   6






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